UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 18, 2010
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
----------------------------------------------------------------------------
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 ---- CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))




ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 18, 2010, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the first fiscal quarter ended December 31, 2009. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated January 18, 2010, issued by AMCON Distributing Company announcing financial results for the first fiscal quarter ended December 31, 2009.



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: January 19, 2010          By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                         Chief Financial Officer









                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY ANNOUNCES FULLY DILUTED EARNINGS OF $2.32 PER COMMON SHARE FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2009.

                            NEWS RELEASE

Chicago, IL, January 18, 2010 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $2.32 for the first fiscal quarter ended December 31, 2009.

"This was a very solid quarter as both of our business segments performed well. Additionally, our recently announced acquisition in Northwest Arkansas is meeting our expectations," said Christopher H. Atayan AMCON's Chairman and Chief Executive Officer. "Our pursuit of superior customer service is the foundation of our focused business strategy. In a difficult economy, we believe that our management emphasis on fundamentals serves both our customers and shareholders well. We were particularly pleased that we were able to maintain deliveries during the recent spate of severe weather."

AMCON's wholesale distribution business reported revenues of $235.0 million and operating income before depreciation and amortization of $4.3 million in the first quarter of fiscal 2010. AMCON's retail health food business reported revenues of $8.9 million and operating income before depreciation and amortization of $1.0 million for the same period.

Kathleen M. Evans, President of AMCON's wholesale distribution business commented, "We have carefully integrated our Northwest Arkansas acquisition into the AMCON system. The most immediate impact of this effort is the bottom line benefits our new customers have enjoyed with the length and breadth of our product mix including food service."

Eric Hinkefent, President of AMCON's retail health food business commented, "We are diligently working on our new store opening in Tulsa. Overall market conditions continue to be challenging. Our strategy of providing a broad selection of products at an attractive price has developed considerable customer loyalty which drove our performance this quarter."

"Our stockholders' equity grew to $25.7 million during the period. Moreover, we continue to maintain high levels of liquidity, which enabled us to develop profitable opportunities for our customers. The recent acquisition in Northwest Arkansas also contributed positively to our overall net income during the quarter," said Andrew C. Plummer, AMCON's Chief Financial Officer.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with locations in Arkansas, Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe www.chamberlins.com and Akins Natural Foods Market www.akins.com.





This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.
Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964














                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                 December 31, 2009 and September 30, 2009
----------------------------------------------------------------------------------------------------
                                                                     December 2009       September
                                                                      (Unaudited)           2009
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    517,964       $    309,914
  Accounts receivable, less allowance for doubtful accounts
   of $0.9 million at December 2009 and September 2009                 23,681,183         28,393,198
  Inventories, net                                                     32,948,314         34,486,027
  Deferred income taxes                                                 1,703,413          1,701,568
  Prepaid and other current assets                                      4,407,930          1,728,576
                                                                     ------------       ------------
     Total current assets                                              63,258,804         66,619,283

Property and equipment, net                                            11,642,259         11,256,627
Goodwill                                                                6,149,168          5,848,808
Other intangible assets                                                 4,959,519          3,373,269
Other assets                                                            1,025,876          1,026,395
                                                                     ------------       ------------
                                                                     $ 87,035,626       $ 88,124,382
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 13,914,745       $ 15,222,689
  Accrued expenses                                                      5,895,614          6,768,924
  Accrued wages, salaries and bonuses                                   2,003,255          3,257,832
  Income taxes payable                                                    904,099          3,984,258
  Current maturities of credit facility                                   127,067            177,867
  Current maturities of long-term debt                                    995,327          1,470,445
                                                                     ------------       ------------
     Total current liabilities                                         23,840,107         30,882,015

Credit facility, less current maturities                               25,476,512         22,655,861
Deferred income taxes                                                   1,268,662          1,256,713
Long-term debt, less current maturities                                 5,858,402          5,066,185
Other long-term liabilities                                               440,420                  -


Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,500,000          2,500,000

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,000,000          2,000,000

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    180,000 shares outstanding and issued in Series A and B
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    575,439 shares outstanding at December 2009 and 573,232
    shares outstanding at September 2009                                    5,754              5,732
  Additional paid-in capital                                            7,954,295          7,617,494
  Retained earnings                                                    17,691,474         16,140,382
                                                                     ------------       ------------
     Total shareholders' equity                                        25,651,523         23,763,608
                                                                     ------------       ------------
                                                                     $ 87,035,626       $ 88,124,382
                                                                     ============       ============














                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                                for the three months ended December 31, 2009 and 2008
---------------------------------------------------------------------------------------------------------
                                                                                2009             2008
                                                                           -------------    -------------
Sales (including excise taxes of $81.6 million
 and $50.3 million, respectively                                           $ 243,941,038    $ 217,377,363

Cost of sales                                                                226,713,025      201,532,714
                                                                           -------------    -------------
Gross profit                                                                  17,228,013       15,844,649
                                                                           -------------    -------------

Selling, general and administrative expenses                                  13,778,739       12,797,583
Depreciation and amortization                                                    387,269          310,334
                                                                           -------------    -------------
                                                                              14,166,008       13,107,917
                                                                           -------------    -------------
Operating income                                                               3,062,005        2,736,732
                                                                           -------------    -------------
Other expense (income):
   Interest expense                                                              405,245          489,199
   Other (income), net                                                           (13,380)         (14,067)
                                                                           -------------    -------------
                                                                                 391,865          475,132
                                                                           -------------    -------------
Income from continuing operations
  before income taxes                                                          2,670,140        2,261,600

Income tax expense                                                               941,000          860,000
                                                                           -------------    -------------
Income from continuing operations                                              1,729,140        1,401,600
                                                                           -------------    -------------
Loss from discontinued operations, net of income
 tax benefit of $0.1 million                                                           -         (102,038)
                                                                           -------------    -------------
Net income                                                                     1,729,140        1,299,562

Preferred stock dividend requirements                                            (74,867)        (105,533)
                                                                           -------------    -------------
Net income available to common shareholders                                $   1,654,273    $   1,194,029
                                                                           =============    =============
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        2.95    $        2.38
      Discontinued operations                                                          -            (0.19)
                                                                           -------------    -------------
   Net basic earnings per share
     available to common shareholders                                      $        2.95    $        2.19
                                                                           =============    =============
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        2.32    $        1.64
      Discontinued operations                                                          -            (0.12)
                                                                           -------------    -------------
   Net diluted earnings per share
     available to common shareholders                                      $        2.32    $        1.52
                                                                           =============    =============
Weighted average shares outstanding:
  Basic                                                                          560,119          545,593
  Diluted                                                                        745,223          856,052















                                  AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the three months ended December 31, 2009 and 2008
---------------------------------------------------------------------------------------------------
                                                                            2009            2008
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  1,729,140    $  1,299,562
  Deduct: Loss from discontinued operations, net of tax                           -        (102,038)
                                                                       ------------    ------------
  Income from continuing operations                                       1,729,140       1,401,600

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           338,099         310,334
     Amortization                                                            49,170               -
     Gain on sale of property and equipment                                 (16,935)        (43,697)
     Stock based compensation                                               163,364         132,900
     Net excess tax (benefit) deficiency
      on equity-based awards                                               (107,048)         16,592
     Deferred income taxes                                                   10,104          47,411
     Provision for losses on doubtful accounts                               16,426          77,006
     Provision for losses on inventory obsolescence                          76,703          92,790

  Changes in assets and liabilities, net of effect of acquisition:
     Accounts receivable                                                  4,695,589       3,791,365
     Inventories                                                          3,442,508       1,733,268
     Prepaid and other current assets                                    (2,679,354)        833,568
     Other assets                                                               519        (351,942)
     Accounts payable                                                    (1,329,456)      1,023,735
     Accrued expenses and accrued wages, salaries and bonuses            (2,127,887)     (1,321,463)
     Income tax payable                                                  (2,973,111)        572,219
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations          1,287,831       8,315,686
Net cash flows from operating activities - discontinued operations                -          19,727
                                                                       ------------    ------------
Net cash flows from operating activities                                  1,287,831       8,335,413

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (596,612)       (265,971)
     Proceeds from sales of property and equipment                           34,306          71,900
     Acquisition                                                         (3,099,836)              -
                                                                       ------------    ------------
Net cash flows from investing activities                                 (3,662,142)       (194,071)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings (payments) on bank credit agreement                   2,769,851      (7,866,594)
     Principal payments on long-term debt                                  (182,901)       (197,731)
     Proceeds from exercise of stock options                                 66,411               -
     Net excess tax benefit (deficiency)
      on equity-based awards                                                107,048         (16,592)
     Dividends paid on preferred stock                                      (74,867)       (105,533)
     Dividends on common stock                                             (103,181)        (57,039)
                                                                       ------------    ------------
Net cash flows from financing activities                                  2,582,361      (8,243,489)
                                                                       ------------    ------------
Net change in cash                                                          208,050        (102,147)

Cash, beginning of period                                                   309,914         457,681
                                                                       ------------    ------------
Cash, end of period                                                    $    517,964    $    355,534
                                                                       ============    ============




Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                              $    381,746    $    544,238
 Cash paid during the period for income taxes                             3,903,998         182,371

Supplemental disclosure of non-cash information:
 Equipment acquisitions classified as accounts payable                       21,512               -


 Business acquisition
  Inventory                                                               1,981,498               -
  Property and equipment                                                    122,978               -
  Customer relationships intangible asset                                 1,620,000               -
  Goodwill                                                                  300,360               -
  Note payable                                                              500,000               -
  Contingent consideration                                                  425,000               -

